IVY VARIABLE INSURANCE PORTFOLIOS

Macquarie VIP Value Series (formerly, Delaware Ivy VIP Value)
 (the “Series”)

Supplement to the Series’ Service Class Summary Prospectus dated May 1, 2024, as amended

Effective immediately, the following replaces the section of the Series’ summary prospectus entitled “Who manages the Series? — Investment manager”:

Delaware Management Company, a series of Macquarie Investment Management Business Trust (a Delaware statutory trust)

Portfolio managers	Title with Delaware Management Company	Start date on the Series
Nikhil G. Lalvani, CFA	Managing Director, Head of US Large Cap Value Equity	December 2022
Erin Ksenak	Managing Director, Portfolio Manager - US Large Cap Value Equity	December 2022
Vincent Celentano, CFA	Senior Vice President, Portfolio Manager - US Large Cap Value Equity	February 2025

Because everyone’s tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in a series or acting on a distribution check (if applicable).

Delaware Management Company is an indirect wholly owned subsidiary of Macquarie Group Limited (MGL). None of the entities noted in this document is an authorized deposit-taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia) and the obligations of these entities do not represent deposits or other liabilities of Macquarie Bank Limited ABN 46 008 583 542 (Macquarie Bank). Macquarie Bank does not guarantee or otherwise provide assurance in respect of the obligations of these entities. In addition, if this document relates to an investment (a) each investor is subject to investment risk including possible delays in repayment and loss of income and principal invested and (b) none of Macquarie Bank or any other Macquarie Group company guarantees any particular rate of return on or the performance of the investment, nor do they guarantee repayment of capital in respect of the investment.

Please keep this Supplement for future reference.

This Supplement is dated February 28, 2025.